EXHIBIT 99.1

CoreCard Corporation Reports Second Quarter 2025 Results

NORCROSS, Ga., Aug. 14, 2025 (GLOBE NEWSWIRE) -- CoreCard Corporation (NYSE: CCRD) (“CoreCard” or the “Company”), the leading provider of innovative credit technology solutions and processing services to the financial technology and services market, announced today its financial results for the quarter ended June 30, 2025.

Financial Highlights for the three months ended June 30, 2025

Total revenues in the three-month period ended June 30, 2025, was $17.6 million compared to $13.8 million in the comparable period in 2024.

In the following table, revenue is disaggregated by type of revenue for the three months ended June 30, 2025 and 2024:

	Three Months Ended
	June 30,
(in thousands)	2025		2024
License	$	−	$	−
Professional services		9,381		6,973
Processing and maintenance		6,564		5,694
Third party		1,649		1,130
Total		$17,594		$13,797

Income from operations was $2.7 million for the second quarter compared to income from operations of $1.1 million in the comparable prior year quarter.

Net income was $2.0 million for the second quarter compared to net income of $0.9 million in the comparable prior year quarter.

Earnings per diluted share was $0.24 for the second quarter compared to $0.11 in the comparable prior year quarter.

Adjusted earnings per diluted share, a non GAAP measure, was $0.31 for the second quarter compared to $0.15 in the comparable prior year quarter. See accompanying non-GAAP measure definitions and reconciliations later in this release.

Adjusted EBITDA, a non-GAAP measure, was $4.2 million for the second quarter compared to $2.5 million in the comparable prior year quarter. See accompanying non-GAAP measure definitions and reconciliations later in this release.

Pending Transaction with Euronet Worldwide, Inc.

On July 30, 2025, CoreCard entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Euronet Worldwide, Inc. (“Euronet”). Upon completion of the merger contemplated by the Merger Agreement (the “Merger”) and, subject to the terms and conditions of the Merger Agreement, the Company would become a wholly owned subsidiary of Euronet. The closing of the transaction is expected to occur in late 2025, subject to approval by CoreCard shareholders and the satisfaction of certain other customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

Due to CoreCard’s pending acquisition by Euronet Worldwide, Inc. (“Euronet”), which was announced on July 30, 2025, CoreCard will not be hosting a webcast or conference call to discuss results. For further detail and discussion of our financial performance, please refer to our quarterly report on Form 10-Q for the quarter ended June 30, 2025, filed today with the Securities and Exchange Commission (the “SEC”).

Important Information for Shareholders and Investors

In connection with the proposed transaction, Euronet plans to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), containing a proxy statement/prospectus (the “Proxy Statement/Prospectus”). After the Registration Statement has been declared effective by the SEC, the Proxy Statement/Prospectus will be delivered to shareholders of the Company. Investors and securityholders of the Company or Euronet are urged to read the Registration Statement and any other relevant documents filed with the SEC, including the Proxy Statement/Prospectus that will be part of the Registration Statement when they are available because they will contain important information about the Company, Euronet, the proposed transaction and related matters. Investors and securityholders of the Company or Euronet will be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus, when they become available, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about the Company or Euronet, without charge, at the SEC’s website (http://www.sec.gov). Copies of the documents filed with the SEC by the Company will be available free of charge at the Company’s investor relations website at https://investors.corecard.com. Copies of the documents filed with the SEC by Euronet will be available free of charge at Euronet’s investor relations website at https://ir.euronetworldwide.com/for-investors.

Participants in Solicitation

The Company and Euronet and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the transaction under the rules of the SEC. Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s proxy statement, dated April 14, 2025, for its 2025 annual meeting of shareholders, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of the Company’s securities by the Company’s directors or executive officers from the amounts described in the Company’s 2025 proxy statement have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Company’s 2025 proxy statement and are available at the SEC’s website at www.sec.gov. Information regarding Euronet’s directors and executive officers is available in Euronet’s Annual Report on Form 10-K for the year ended December 31, 2024 and Euronet’s proxy statement, dated April 4, 2025, for its 2025 annual meeting of stockholders, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Euronet’s securities by Euronet’s directors or executive officers from the amounts described in Euronet’s 2025 proxy statement have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of Euronet’s 2025 proxy statement and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be included in the Registration Statement containing the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About CoreCard Corporation

CoreCard Corporation (NYSE: CCRD) provides the gold standard card issuing platform built for the future of global transactions in an embedded digital world. Dedicated to continual technological innovation in the ever-evolving payments industry backed by decades of deep expertise in credit card offerings, CoreCard helps customers conceptualize, implement, and manage all aspects of their issuing card programs. Keenly focused on steady, sustainable growth, CoreCard has earned the trust of some of the largest companies and financial institutions in the world, providing truly real-time transactions via their proven, reliable platform operating on private on-premise and leading cloud technology infrastructure.

Forward-Looking Statements

This release contains statements herein regarding the proposed transaction between Euronet and the Company; the expected filing by Euronet with the Registration Statement Proxy Statement/Prospectus; the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward-looking statements are based upon current beliefs, expectations and discussions related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

Risks and uncertainties include, among other things, (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect the Company’s and Euronet’s businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including shareholder approval by the Company’s shareholders, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction; (iii) the effect of the announcement, pendency or completion of the proposed transaction on each of the Company’s or Euronet’s ability to attract, motivate, retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company or Euronet does business, or on the Company’s or Euronet’s operating results and business generally; (iv) that the proposed transaction may divert management’s attention from each of the Company’s or Euronet’s ongoing business operations; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, including the risk of shareholder litigation in connection with the proposed transaction, or the impact of the proposed transaction thereupon, including resulting expense or delay; (vi) that the Company or Euronet may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require payment of a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (x) the impact of legislative, regulatory, economic, competitive and technological changes; (xi) risks relating to the value of Euronet securities to be issued in the proposed transaction; (xii) the risk that integration of the Company’s and Euronet’s businesses post-closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects expected from the transaction; and (xiii) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of the Company and Euronet.

These risks, as well as other risks related to the proposed transaction, will be described in the Registration Statement that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here and the list of factors to be presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

For further information,
email CoreCardIR@icrinc.com

CoreCard Corporation CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited, in thousands, except share and per share amounts)
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue
Services	$17,594	$13,797	$34,282	$26,873
Products	−	−	−	−
Total net revenue	17,594	13,797	34,282	26,873
Cost of revenue
Services	9,637	9,090	19,017	18,590
Products	−	−	−	−
Total cost of revenue	9,637	9,090	19,017	18,590
Expenses
Marketing	70	116	206	230
General and administrative	2,036	1,490	3,830	2,917
Research and development	3,188	1,952	5,759	3,460
Income from operations	2,663	1,149	5,470	1,676
Investment income (loss)	(145)	(199)	(580)	(438)
Other income	169	235	306	526
Income before income taxes	2,687	1,185	5,196	1,764
Income taxes	703	289	1,306	438
Net income	$1,984	$896	$3,890	$1,326
Earnings per share:
Basic	$0.25	$0.11	$0.50	$0.16
Diluted	$0.24	$0.11	$0.48	$0.16
Basic weighted average common shares outstanding	7,790,481	8,084,335	7,788,580	8,160,235
Diluted weighted average common shares outstanding	8,116,928	8,143,247	8,107,181	8,207,004

CoreCard Corporation CONSOLIDATED BALANCE SHEETS (in thousands, except share and per share amounts)
As of	June 30, 2025	December 31, 2024
ASSETS	(unaudited)	(audited)
Current assets:
Cash	$26,621	$19,481
Marketable securities	5,642	5,410
Accounts receivable, net	6,767	10,235
Other current assets	6,807	5,048
Total current assets	45,837	40,174
Investments	3,179	3,776
Property and equipment, at cost less accumulated depreciation	13,833	12,282
Other long-term assets	8,079	6,106
Total assets	$70,928	$62,338
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,710	$823
Deferred revenue, current portion	2,084	2,033
Accrued payroll	4,192	2,856
Accrued expenses	462	723
Other current liabilities	2,227	2,017
Total current liabilities	10,675	8,452
Noncurrent liabilities:
Deferred revenue, net of current portion	109	118
Long-term lease obligation	3,407	1,816
Other long-term liabilities	421	255
Total noncurrent liabilities	3,937	2,189
Stockholders’ equity:
Common stock, $0.01 par value: Authorized shares - 20,000,000;
Issued shares – 9,032,643 and 9,026,940 at June 30, 2025 and December 31, 2024, respectively;
Outstanding shares – 7,792,382 and 7,786,679 at June 30, 2025 and December 31, 2024, respectively	92	91
Additional paid-in capital	19,022	17,928
Treasury stock, 1,240,261 shares at June 30, 2025 and December 31, 2024, at cost	(27,997)	(27,997)
Accumulated other comprehensive income	(459)	(93)
Accumulated income	65,658	61,768
Total stockholders’ equity	56,316	51,697
Total liabilities and stockholders’ equity	$70,928	$62,338

Reconciliation of GAAP to NON-GAAP Measures

Information Regarding Non-GAAP Measures

In addition to the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), this press release contains certain non-GAAP financial measures. CoreCard considers Adjusted EBITDA and Adjusted earnings per diluted share (“Adjusted EPS”) as supplemental measures of the company’s performance that is not required by, nor presented in accordance with GAAP.

We define Adjusted EBITDA as net income (loss) adjusted to exclude depreciation and amortization; share-based compensation expense; income tax expense (benefit); investment income (loss); and other income (expense), net. We believe that Adjusted EBITDA is an important measure of operating performance because it allows management and our board of directors to evaluate and compare our core operating results from period to period.

We define Adjusted EPS as diluted earnings per share adjusted to exclude the impact of share-based compensation expense. We believe that Adjusted EPS is an important measure of operating performance because it allows management and our board of directors to evaluate and compare our core operating results from period to period.

Adjusted EPS and Adjusted EBITDA should not be considered in isolation, or construed as an alternative to net income, or any other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities or as a measure of the company's liquidity. In addition, other companies may calculate Adjusted EPS and Adjusted EBITDA differently than CoreCard, which limits its usefulness in comparing CoreCard’s financial results with those of other companies.

The following table shows CoreCard’s GAAP results reconciled to non-GAAP results included in this release:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2025	2024	2025	2024
GAAP net income	$1,984	$896	$3,890	$1,326
Share-based compensation	672	425	1,145	585
Income tax benefit	(168)	(106)	(286)	(146)
Adjusted net income	$2,488	$1,215	$4,749	$1,765
Adjusted EPS	$0.31	$0.15	$0.59	0.22
Weighted-average shares	8,117	8,143	8,107	8,207

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2025	2024	2025	2024
GAAP net income	$1,984	$896	$3,890	$1,326
Depreciation and amortization	850	902	1,595	1,927
Share-based compensation	672	425	1,145	585
Investment loss	145	199	580	438
Other income, net	(169)	(235)	(306)	(526)
Income tax expense	703	289	1,306	438
Adjusted EBITDA	$4,185	$2,476	$8,210	$4,188
Total Revenue	$17,594	$13,797	$34,282	$26,873
Adjusted EBITDA Margin	23.8%	17.9%	23.9%	15.6%